UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               MARK S. HOWARD
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2007



ITEM 1. REPORT TO STOCKHOLDERS.
USAA WORLD GROWTH FUND - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2007



[LOGO OF USAA]
   USAA(R)

                             USAA WORLD GROWTH Fund

                                             [GRAPHIC OF USAA WORLD GROWTH FUND]

                      A n n u a l  R e p o r t

--------------------------------------------------------------------------------
   MAY 31, 2007

--------------------------------------------------------------------------------
                     IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-8448.

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.
--------------------------------------------------------------------------------

Table of CONTENTS
--------------------------------------------------------------------------------

MESSAGE FROM THE PRESIDENT                                                    2

MANAGERS' COMMENTARY                                                          4

FUND RECOGNITION                                                              8

INVESTMENT OVERVIEW                                                           9

FINANCIAL INFORMATION

    Distributions to Shareholders                                            12

    Report of Independent Registered Public Accounting Firm                  13

    Portfolio of Investments                                                 14

    Notes to Portfolio of Investments                                        22

    Financial Statements                                                     23

    Notes to Financial Statements                                            26

EXPENSE EXAMPLE                                                              41

ADVISORY AGREEMENTS                                                          43

TRUSTEES' AND OFFICERS' INFORMATION                                          51

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2007, USAA. All rights reserved.

2

 M E S S A G E
==============------------------------------------------------------------------
               from the PRESIDENT

                                                           "

                                            THE PERPETUAL TUG OF WAR BETWEEN
[PHOTO OF CHRISTOPHER W. CLAUS]        POSITIVE AND NEGATIVE NEWS CREATES MARKET
                                         CYCLES AND FEEDS INVESTOR PSYCHOLOGY,
                                                PROVOKING GREED AND FEAR.

                                                           "

                                                                       June 2007
--------------------------------------------------------------------------------

         As the one-year reporting period ended on May 31, 2007, investors could look back on an impressive five-month period, year-to-date. The S&P 500 Index had hit a closing record of 1,530.62 on May 31, 2007, with a total return of 8.77% from January 1, 2007, through May 31, 2007. The Dow Jones World Index had a price return of almost 10%. And while relatively steady, bond yields started to work their way higher. By May 31, the 10-year Treasury yield was near 5%.

         Given the performance of the stock market - which has generated what might be described as a year's worth of returns through May - one could ask, "Is this as good as it gets for 2007?" Remember, the financial markets react to a variety of signals and economic data, many of which are contradictory. The perpetual tug of war between positive and negative news creates market cycles and feeds investor sentiment, provoking greed and fear.

         Here are some of the factors that investors have to sort out: During the first three months of 2007, the U.S. economy slowed dramatically, with gross domestic product (GDP) growth reported at only 0.6%. However, many economists predict a rebound in the second half of the year. Meanwhile, first-quarter corporate earnings were above market expectations. Currency fluctuations boosted results even more for U.S.-based companies with global sales to unsustainable levels, in some cases to as much as 10% to 20%.

         The Treasury yield curve remains flat to inverted - a phenomenon that historically has preceded a recession. However, many market pundits have rated that likelihood as remote during the next 18 months. As of this writing, core inflation is still elevated and above the Federal Reserve Board's comfort level of 2%.

 . . . C O N T I N U E D
========================--------------------------------------------------------

         Interestingly, investors have seen little in the way of market volatility since the beginning of 2007. Even the decline of late February and early March has been followed by steady gains. The reason? There is a lot of liquidity in the market, which means that demand for stocks is high. The real estate market has cooled, and in response more money has flowed into stocks, particularly international stocks. Also, many companies continue to have access to capital, a reflection of strong balance sheets, low interest rates, and lenders who are willing to extend credit. This liquidity has led to an increase in the number of mergers and acquisitions, which has also helped propel global stock prices.

         Prices might go even higher later in the year given that U.S. large-cap stocks look reasonably valued, in my opinion. However, the increase seen during the first five months of 2007 may limit the upside opportunity. On the fixed-income side, I expect the flat yield curve to be around so long as core inflation stays above 2%. The 10-year Treasury bond, for example, should continue to trade between 4.5% and 5.25%, in my opinion.

         Rest assured that whatever happens, USAA Investment Management will continue working hard for you. From all of us, thank you for your business and the opportunity to serve your investment needs.

         Sincerely,

         /S/ CHRISTOPHER W. CLAUS

         Christopher W. Claus
         President and Vice Chairman of the Board
         USAA Mutual Funds Trust

         THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE S&P 500 INDEX.
         o THE DOW JONES WORLD INDEX IS AN UNMANAGED FLOAT-ADJUSTED MARKET CAPITALIZATION INDEX THAT REPRESENTS APPROXIMATELY 95% OF EUROPEAN MARKET CAPITALIZATION AT THE REGIONAL LEVEL, 95% OF ALL OTHER DEVELOPED MARKETS AT THE COUNTRY LEVEL, AND 95% OF EMERGING MARKETS AS A GROUP.

         Past performance is no guarantee of future results. o As interest rates rise, existing bond prices fall. o Foreign and precious metals and minerals investing are subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

4

 M A N A G E R S '
==================--------------------------------------------------------------
                   COMMENTARY on the Fund

[PHOTO OF DAVID R. MANNHEIM]       [PHOTO OF THOMAS LINKAS]
   DAVID R. MANNHEIM                  THOMAS LINKAS, CFA
      MFS Investment Management          Batterymarch Financial Management, Inc.

[PHOTO OF SIMON TODD]              [PHOTO OF CHARLES F. LOVEJOY]
   SIMON TODD, ASIP, CFA              CHARLES F. LOVEJOY, CFA
      MFS Investment Management          Batterymarch Financial Management, Inc.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

         For the 12 months ended May 31, 2007, the USAA World Growth Fund had a total return of 23.69%. This compares to a return of 23.59% for the Lipper Global Funds Index and 24.51% for the Morgan Stanley Capital International (MSCI) World Index.

         Effective October 2, 2006, Batterymarch Financial Management, Inc. (Batterymarch) joined MFS Investment Management (MFSIM) as the Fund's subadviser. However, for the year ended May 31, 2007, USAA Investment Management Company did not allocate any assets of the Fund to Batterymarch for management.

PLEASE DESCRIBE GLOBAL ECONOMIC AND MARKET CONDITIONS.

         Overall the global economy performed well; many companies around the world showed impressive profit growth. Continental Europe was the strongest among the developed markets, with impressive economic growth, strong gains in corporate profits, and ongoing restructuring that's leading, among other benefits, to increased merger and acquisition activity. The U.S. stock market was also strong as corporate profits exceeded expectations

         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

         REFER TO PAGE 10 FOR BENCHMARK DEFINITIONS.

         FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

 . . . C O N T I N U E D
========================--------------------------------------------------------

         and the Federal Reserve Board stopped raising interest rates. Japan's stock market was weak, because earlier high expectations of economic growth were not realized, although we note that Japan is definitely growing again, albeit mildly. Emerging markets also did quite well, outperforming developed markets as they benefited from high commodity prices, growing local demand, and increasing investor interest following a long run of outperformance.

WHAT DROVE THE FUND'S PERFORMANCE COMPARED TO THE MSCI WORLD INDEX?

         As always, the primary driver of the Fund's performance was individual stock selection. MFSIM invests one stock at a time based on in-depth research, looking for companies overseas that we believe have sustainable, above-average earnings growth. The Fund's sector positioning, regional weights, and currency exposure are products of our bottom-up process.

         During the reporting period, the fact that we were overweight in Europe and underweight in Japan and the United States contributed to performance relative to the MSCI World Index. The fact that we owned some emerging market stocks that are not in the index was mildly positive.

         Financials was the strongest sector during the reporting period. We owned Goldman Sachs Group, Inc. (U.S.), Julius Baer Holding Ltd. "B" (Switzerland), and QBE Insurance Group Ltd. (Australia), all of which did very well. It also helped that we didn't own any of the big Japanese banks. In essence, we were underweight in an underperforming sector, while also having very good stock selection.

         In consumer staples, three of our long-term holdings did quite well:
         Reckitt Benckiser plc (U.K.), Nestle' S.A. (Switzerland),

         YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 14-21.

6

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

         and Diageo plc (U.K.). We also had strong stock selection in retail, led by British grocery chain Tesco plc, clothing retailer Next plc (U.K.), and Nike, Inc. (U.S.).

WHAT AREAS DETRACTED FROM RELATIVE PERFORMANCE?

         Our poor stock selection and underweight in basic materials, a sector that dramatically outperformed the overall market, detracted from performance. Many of the basic materials stocks that did so well are cyclical and therefore don't fit into the MFSIM focus on high-quality sustainable growth. Two underperforming stocks were 3M Co. (U.S.) and Asahi Glass Co. Ltd. (Japan). Asahi Glass, which makes glass for commercial buildings, autos, and flat-panel TVs and monitors, was weak due to inventory concerns in the LCD TV market, but we're starting to see more positive signs from the company.

         Finally, we benefited from our holding in Bayer AG (Germany) and Actelion Ltd. (a Swiss biotech and pharmaceutical company). We had negative results from our position in GlaxoSmithKline plc given the negative headlines around its diabetes medication Avandia. We added to our position at the end of May, however, because we think the stock was overly penalized on the Avandia issue and has a strong product pipeline and many other growth drivers. Another stock we owned that caused our stock selection in health care to detract from performance was Amgen, Inc. (U.S.).

WHAT'S YOUR OUTLOOK?

         We continue to see opportunities on a global basis. We are maintaining our overweight in Europe, but are finding many good companies in Japan, to the point where we have a nearly neutral weighting relative to the MSCI World Index after having been significantly underweight for some time.

 . . . C O N T I N U E D
========================--------------------------------------------------------

         We've also beefed up our exposure to the United States, because even though we see higher economic growth in other parts of the world, we believe U.S. valuations are compelling given earnings expectations.

         On an industry level, we are identifying a concentration of steady, sustainable growth companies in health care and consumer staples. We're avoiding the cyclical, higher-risk stocks that have done best recently. Finally, we have moved up the capitalization spectrum a bit, reflecting the long period of underperformance by high-quality large-cap stocks.

         We thank you, the Fund's shareholders, for your confidence and trust.

8

 F U N D
=============-------------------------------------------------------------------
              RECOGNITION

USAA WORLD GROWTH FUND

                             [LOGO OF LIPPER LEADER
                                  PRESERVATION]

The Fund is listed as a Lipper Leader for Preservation among 8,503 equity funds for the overall period ending May 31, 2007. The Fund received a Lipper Leader rating for Preservation among 8,503 and 6,785 equity funds for the three- and five-year periods, respectively, and a score of 2 among 2,722 equity funds for the 10-year period. Lipper ratings for Preservation reflect funds' historical loss avoidance relative to other funds within the same asset class, as of May 31, 2007. Preservation ratings are relative, rather than absolute, measures, and funds named Lipper Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed-income funds.

RATINGS ARE SUBJECT TO CHANGE EVERY MONTH AND ARE BASED ON AN EQUAL-WEIGHTED AVERAGE OF PERCENTILE RANKS FOR THE PRESERVATION METRICS OVER THREE-, FIVE-, AND 10-YEAR PERIODS (IF APPLICABLE). THE HIGHEST 20% OF FUNDS IN EACH PEER GROUP ARE NAMED LIPPER LEADERS, THE NEXT 20% RECEIVE A SCORE OF 2, THE MIDDLE 20% ARE SCORED 3, THE NEXT 20% ARE SCORED 4, AND THE LOWEST 20% ARE SCORED 5. LIPPER RATINGS ARE NOT INTENDED TO PREDICT FUTURE RESULTS, AND LIPPER DOES NOT GUARANTEE THE ACCURACY OF THIS INFORMATION. MORE INFORMATION IS AVAILABLE AT WWW.LIPPERLEADERS.COM. LIPPER LEADER COPYRIGHT 2007, REUTERS, ALL RIGHTS RESERVED.

 I N V E S T M E N T
====================------------------------------------------------------------
                     OVERVIEW

USAA WORLD GROWTH FUND (Ticker Symbol: USAWX)

OBJECTIVE
--------------------------------------------------------------------------------

         Capital appreciation.

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

         Invests principally in a mix of foreign (including emerging market) and domestic equity securities.

---------------------------------------------------------------------------------------
                                                    5/31/07              5/31/06
---------------------------------------------------------------------------------------
Net Assets                                       $566.7 Million       $408.7 Million
Net Asset Value Per Share                            $21.57               $19.31


-------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/07
-------------------------------------------------------------------
1 YEAR                  5 YEARS                10 YEARS
23.69%                  13.02%                  7.10%


-----------------
 EXPENSE RATIO**
-----------------
      1.26%


         THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

         *THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY, AS REPORTED IN THE FUND'S PROSPECTUS DATED AUGUST 1, 2006, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS (ANA). THIS EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

         TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME DIVIDEND AND REALIZED CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS QUOTED DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

10

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         OVERVIEW

                  CUMULATIVE PERFORMANCE COMPARISON

            [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                LIPPER GLOBAL         MSCI WORLD         USAA WORLD
                 FUNDS INDEX            INDEX            GROWTH FUND
                -------------         ----------         -----------
05/31/97         $10,000.00          $10,000.00          $10,000.00
06/30/97          10,429.26           10,497.04           10,457.24
07/31/97          10,950.29           10,978.78           10,933.68
08/31/97          10,343.91           10,242.63           10,400.78
09/30/97          10,985.95           10,797.35           11,025.56
10/31/97          10,294.69           10,227.33           10,364.03
11/30/97          10,316.21           10,406.57           10,149.64
12/31/97          10,437.13           10,531.66           10,254.45
01/31/98          10,554.26           10,823.40           10,267.11
02/28/98          11,266.70           11,553.79           11,039.84
03/31/98          11,833.69           12,039.90           11,660.55
04/30/98          12,006.12           12,155.74           11,856.90
05/31/98          11,903.22           12,001.59           11,628.88
06/30/98          11,940.26           12,284.59           11,578.21
07/31/98          11,945.33           12,263.06           11,396.34
08/31/98          10,205.50           10,625.91            9,456.54
09/30/98          10,211.41           10,812.01            9,384.45
10/31/98          10,887.39           11,787.56           10,164.31
11/30/98          11,487.15           12,486.71           10,623.04
12/31/98          11,964.38           13,094.85           11,317.70
01/31/99          12,214.34           13,379.69           11,678.14
02/28/99          11,862.02           13,021.87           11,291.49
03/31/99          12,269.21           13,562.15           11,769.89
04/30/99          12,825.83           14,094.88           12,182.75
05/31/99          12,448.73           13,577.94           11,868.19
06/30/99          13,075.97           14,209.33           12,536.63
07/31/99          13,111.12           14,164.79           12,661.96
08/31/99          13,097.42           14,137.68           12,737.04
09/30/99          12,983.72           13,998.67           12,545.92
10/31/99          13,488.97           14,724.41           12,928.17
11/30/99          14,394.89           15,136.73           13,603.93
12/31/99          15,994.44           16,360.04           14,796.01
01/31/00          15,369.66           15,421.28           14,174.81
02/29/00          16,320.18           15,461.02           14,796.01
03/31/00          16,726.60           16,527.74           15,403.10
04/30/00          15,892.00           15,827.02           14,894.84
05/31/00          15,419.59           15,424.44           14,548.94
06/30/00          16,030.13           15,941.90           15,170.15
07/31/00          15,705.29           15,491.21           14,661.01
08/31/00          16,342.96           15,993.20           15,210.62
09/30/00          15,474.23           15,140.92           14,200.54
10/31/00          15,097.31           14,885.38           13,650.93
11/30/00          14,217.41           13,979.75           12,670.56
12/31/00          14,634.47           14,204.06           13,138.47
01/31/01          14,876.81           14,477.58           13,502.39
02/28/01          13,786.67           13,252.45           12,128.39
03/31/01          12,829.03           12,379.76           11,125.73
04/30/01          13,708.29           13,292.33           12,106.11
05/31/01          13,624.77           13,119.12           11,809.02
06/30/01          13,241.79           12,706.23           11,445.10
07/31/01          12,913.50           12,536.40           11,259.42
08/31/01          12,400.62           11,932.81           10,843.51
09/30/01          11,242.19           10,879.75            9,766.58
10/31/01          11,522.17           11,087.50           10,100.80
11/30/01          12,150.58           11,741.75           10,702.39
12/31/01          12,327.36           11,814.38           10,838.65
01/31/02          11,953.81           11,455.25           10,517.45
02/28/02          11,883.22           11,354.50           10,502.51
03/31/02          12,446.17           11,877.41           11,032.87
04/30/02          12,144.29           11,451.73           10,741.55
05/31/02          12,171.80           11,470.82           10,771.43
06/30/02          11,464.94           10,772.86           10,136.49
07/31/02          10,451.04            9,863.87            9,195.30
08/31/02          10,499.13            9,880.71            9,284.94
09/30/02           9,455.51            8,792.84            8,552.90
10/31/02           9,995.70            9,440.74            9,038.44
11/30/02          10,484.96            9,948.31            9,344.70
12/31/02          10,027.98            9,464.96            9,107.59
01/31/03           9,706.49            9,176.52            8,754.99
02/28/03           9,467.63            9,015.92            8,499.92
03/31/03           9,363.00            8,986.16            8,529.93
04/30/03          10,166.80            9,782.50            9,272.64
05/31/03          10,792.95           10,339.45            9,767.78
06/30/03          11,000.18           10,517.10            9,880.31
07/31/03          11,232.71           10,729.44            9,985.34
08/31/03          11,530.07           10,959.93           10,090.37
09/30/03          11,593.08           11,025.89           10,202.91
10/31/03          12,252.45           11,679.09           10,713.05
11/30/03          12,479.88           11,855.61           10,975.63
12/31/03          13,232.73           12,598.49           11,633.37
01/31/04          13,510.38           12,800.64           11,843.92
02/29/04          13,798.88           13,014.99           12,129.68
03/31/04          13,739.91           12,928.63           12,084.56
04/30/04          13,384.72           12,663.83           12,001.84
05/31/04          13,430.03           12,769.50           12,099.60
06/30/04          13,656.04           13,041.55           12,355.28
07/31/04          13,145.73           12,615.75           11,964.24
08/31/04          13,153.30           12,671.20           11,949.20
09/30/04          13,504.89           12,910.90           12,219.92
10/31/04          13,827.63           13,226.84           12,550.80
11/30/04          14,598.75           13,921.66           13,205.04
12/31/04          15,134.94           14,453.10           13,764.49
01/31/05          14,847.21           14,127.69           13,556.87
02/28/05          15,320.94           14,575.23           13,895.22
03/31/05          15,002.02           14,293.53           13,633.77
04/30/05          14,666.00           13,980.89           13,326.18
05/31/05          14,915.10           14,229.29           13,495.36
06/30/05          15,074.51           14,352.41           13,426.15
07/31/05          15,670.22           14,853.77           13,979.80
08/31/05          15,863.52           14,965.69           14,148.98
09/30/05          16,286.36           15,354.41           14,379.67
10/31/05          15,918.54           14,981.89           14,141.29
11/30/05          16,423.72           15,481.08           14,433.49
12/31/05          16,934.43           15,824.06           14,828.79
01/31/06          17,804.75           16,530.65           15,502.44
02/28/06          17,680.24           16,506.04           15,544.03
03/31/06          18,132.74           16,869.00           15,885.01
04/30/06          18,628.58           17,381.15           16,392.34
05/31/06          17,939.32           16,787.43           16,059.67
06/30/06          17,900.21           16,782.51           16,167.78
07/31/06          17,903.15           16,887.24           16,417.29
08/31/06          18,373.67           17,325.59           16,874.71
09/30/06          18,625.26           17,532.17           17,157.48
10/31/06          19,220.97           18,175.65           17,614.90
11/30/06          19,770.61           18,620.74           18,047.37
12/31/06          20,202.17           18,999.32           18,381.42
01/31/07          20,513.64           19,223.61           18,749.79
02/28/07          20,306.78           19,123.58           18,537.98
03/31/07          20,715.37           19,473.64           18,740.58
04/30/07          21,507.53           20,332.46           19,532.56
05/31/07          22,171.78           20,902.17           19,864.10

                             [END CHART]

         DATA FROM 5/31/97 THROUGH 5/31/07.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA World Growth Fund to the following benchmarks:

         o The Lipper Global Funds Index is an unmanaged index that tracks the total return performance of the 30 largest funds within the Lipper Global Funds category.

         o The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE CUMULATIVE PERFORMANCE QUOTED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

 . . . C O N T I N U E D
========================--------------------------------------------------------

--------------------------------------------
           TOP 10 EQUITY HOLDINGS
             (% of Net Assets)
--------------------------------------------

Nestle' S.A.                            3.3%

Johnson & Johnson                       2.7%

Roche Holdings AG                       2.4%

American Express Co.                    2.3%

Reckitt Benckiser plc                   2.1%

Bank of New York Co., Inc.              2.0%

LVMH Moet Hennessy Louis Vuitton S.A.   2.0%

UBS AG                                  2.0%

GlaxoSmithKline plc                     1.9%

Kao Corp.                               1.9%
--------------------------------------------

--------------------------------------------
            TOP 10 INDUSTRIES
            (% of Net Assets)
--------------------------------------------

Pharmaceuticals                         9.1%

Integrated Oil & Gas                    5.1%

Electrical Components & Equipment       4.2%

Household Products                      4.2%

Industrial Gases                        4.1%

Packaged Foods & Meat                   3.7%

Asset Management & Custody Banks        3.4%

Multi-Line Insurance                    3.2%

Personal Products                       3.1%

Distillers & Vintners                   2.9%
--------------------------------------------

              ASSET ALLOCATION
                   5/31/07

       [PIE CHART OF ASSET ALLOCATION]

United States                          37.4%
France                                 14.1%
United Kingdom                         11.3%
Switzerland                            11.2%
Japan                                   9.2%
Germany                                 6.3%
Other*                                 21.9%

                 [END CHART]

         * INCLUDES COUNTRIES WITH LESS THAN 3% OF PORTFOLIO, MONEY MARKET INSTRUMENTS (2.1%), AND SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED (12.0%).

         PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.

         YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 14-21.

12

 D I S T R I B U T I O N S
==========================------------------------------------------------------
                           to SHAREHOLDERS

USAA WORLD GROWTH FUND

         The following federal tax information related to the Fund's fiscal year ended May 31, 2007, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2008.

         24.03% of ordinary income distributions qualify for the dividends received deductions eligible to corporations.

         For the fiscal year ended May 31, 2007, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gains rates.

         Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $35,026,000 as long-term capital gains for the fiscal year ended May 31, 2007.

         The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries. The gross income derived from foreign sources and foreign taxes paid during the fiscal year ended May 31, 2007, by the Fund are $8,270,000 and $798,000, respectively.

         For the fiscal year ended May 31, 2007, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $279,000 as qualifying interest income.

 R E P O R T  O F  I N D E P E N D E N T  R E G I S T E R E D
========================--------------------------------------------------------
                         Public ACCOUNTING Firm

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA WORLD GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA World Growth Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA World Growth Fund at May 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 18, 2007

14

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS

USAA WORLD GROWTH FUND
MAY 31, 2007

                                                                                       MARKET
   NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                    (000)
---------------------------------------------------------------------------------------------
            EQUITY SECURITIES (97.3%)

            COMMON STOCKS (96.2%)

            CONSUMER DISCRETIONARY (14.3%)
            ------------------------------
            ADVERTISING (1.3%)
  500,940   WPP Group plc                                                            $  7,410
                                                                                     --------
            APPAREL & ACCESSORIES & LUXURY GOODS (2.0%)
   96,350   LVMH Moet Hennessy Louis Vuitton S.A.(a)                                   11,372
                                                                                     --------
            APPAREL RETAIL (0.4%)
   46,690   Next plc                                                                    2,042
                                                                                     --------
            AUTOMOBILE MANUFACTURERS (2.4%)
  116,560   Bayerische Motoren Werke AG(a)                                              7,806
   97,000   Toyota Motor Corp.                                                          5,818
                                                                                     --------
                                                                                       13,624
                                                                                     --------
            BROADCASTING & CABLE TV (0.4%)
   66,591   Societe Television Francaise 1                                              2,369
                                                                                     --------
            CASINOS & GAMING (1.6%)
  485,345   Ladbrokes plc                                                               3,902
  427,340   William Hill plc                                                            5,348
                                                                                     --------
                                                                                        9,250
                                                                                     --------
            FOOTWEAR (1.8%)
  177,500   NIKE, Inc. "B"                                                             10,073
                                                                                     --------
            MOTORCYCLE MANUFACTURERS (1.2%)
  111,980   Harley-Davidson, Inc.                                                       6,841
                                                                                     --------
            MOVIES & ENTERTAINMENT (2.7%)
  104,485   Viacom, Inc. "B"*                                                           4,694
  105,840   Vivendi S.A.(a)                                                             4,611
  160,010   Walt Disney Co.                                                             5,671
                                                                                     --------
                                                                                       14,976
                                                                                     --------
            TIRES & RUBBER (0.5%)
  146,100   Bridgestone Corp.                                                           2,857
                                                                                     --------
            Total Consumer Discretionary                                               80,814
                                                                                     --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA WORLD GROWTH FUND
MAY 31, 2007

                                                                                       MARKET
   NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                    (000)
---------------------------------------------------------------------------------------------
            CONSUMER STAPLES (15.8%)
            ------------------------
            BREWERS (0.1%)
   12,300   Heineken N.V.                                                            $    717
                                                                                     --------
            DISTILLERS & VINTNERS (2.9%)
  483,495   Diageo plc                                                                 10,311
   26,086   Pernod Ricard S.A.                                                          5,731
                                                                                     --------
                                                                                       16,042
                                                                                     --------
            FOOD RETAIL (0.8%)
  495,089   Tesco plc                                                                   4,497
                                                                                     --------
            HOUSEHOLD PRODUCTS (3.1%)
   88,987   Procter & Gamble Co.                                                        5,655
  221,990   Reckitt Benckiser plc                                                      12,071
                                                                                     --------
                                                                                       17,726
                                                                                     --------
            HYPERMARKETS & SUPER CENTERS (0.9%)
  107,380   Wal-Mart Stores, Inc.                                                       5,111
                                                                                     --------
            PACKAGED FOODS & MEAT (3.7%)
   42,910   General Mills, Inc.                                                         2,628
   47,522   Nestle' S.A.                                                               18,507
                                                                                     --------
                                                                                       21,135
                                                                                     --------
            PERSONAL PRODUCTS (3.1%)
  108,900   Alberto-Culver Co. "B"                                                      2,705
  392,300   Kao Corp.                                                                  10,863
   23,770   L'Oreal S.A.                                                                2,824
  103,000   Sally Beauty Co., Inc.*                                                       945
                                                                                     --------
                                                                                       17,337
                                                                                     --------
            SOFT DRINKS (1.2%)
  101,450   PepsiCo, Inc.                                                               6,932
                                                                                     --------
            Total Consumer Staples                                                     89,497
                                                                                     --------
            ENERGY (5.1%)
            -------------
            INTEGRATED OIL & GAS (5.1%)
   59,200   Chevron Corp.                                                               4,824
   87,420   Exxon Mobil Corp.                                                           7,271

16

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA WORLD GROWTH FUND
MAY 31, 2007

                                                                                       MARKET
   NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                    (000)
---------------------------------------------------------------------------------------------
  197,360   Royal Dutch Shell plc "A"                                                $  7,348
  126,460   Total S.A.(a)                                                               9,529
                                                                                     --------
            Total Energy                                                               28,972
                                                                                     --------
            FINANCIALS (20.1%)
            ------------------
            ASSET MANAGEMENT & CUSTODY BANKS (3.4%)
  270,640   Bank of New York Co., Inc.                                                 10,977
  117,600   State Street Corp.                                                          8,029
                                                                                     --------
                                                                                       19,006
                                                                                     --------
            CONSUMER FINANCE (2.7%)
  113,900   Aeon Credit Service Co. Ltd.                                                2,050
  200,250   American Express Co.                                                       13,012
                                                                                     --------
                                                                                       15,062
                                                                                     --------
            DIVERSIFIED BANKS (2.4%)
  111,630   Banco Bilbao Vizcaya Argentaria S.A.                                        2,821
  590,200   Bangkok Bank Public Co. Ltd.(b)                                             1,959
   73,721   Julius Baer Holding Ltd. "B"                                                5,610
   10,058   Komercni Banka A.S.                                                         1,855
2,635,500   PT Bank Central Asia Tbk                                                    1,567
                                                                                     --------
                                                                                       13,812
                                                                                     --------
            DIVERSIFIED CAPITAL MARKETS (2.0%)
  174,224   UBS AG                                                                     11,366
                                                                                     --------
            INVESTMENT BANKING & BROKERAGE (1.8%)
   18,890   Goldman Sachs Group, Inc.                                                   4,360
  272,800   Nomura Holdings, Inc.                                                       5,582
                                                                                     --------
                                                                                        9,942
                                                                                     --------
            LIFE & HEALTH INSURANCE (0.8%)
   87,390   AFLAC, Inc.                                                                 4,619
                                                                                     --------
            MULTI-LINE INSURANCE (3.2%)
   85,063   Assicurazioni Generali S.p.A.(a)                                            3,547
  185,940   AXA S.A.(a)                                                                 8,128
  185,810   Genworth Financial, Inc. "A"                                                6,708
                                                                                     --------
                                                                                       18,383
                                                                                     --------
            PROPERTY & CASUALTY INSURANCE (0.4%)
   87,208   QBE Insurance Group Ltd.                                                    2,254
                                                                                     --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA WORLD GROWTH FUND
MAY 31, 2007

                                                                                       MARKET
   NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                    (000)
---------------------------------------------------------------------------------------------
            REGIONAL BANKS (2.2%)
  488,423   Banca Intesa S.p.A.(a)                                                   $  3,726
  139,520   Credit Agricole S.A.(a)                                                     5,760
   38,930   Erste Bank der oesterreichischen Sparkassen AG*(a)                          3,054
                                                                                     --------
                                                                                       12,540
                                                                                     --------
            REINSURANCE (1.2%)
   74,388   Swiss Re                                                                    7,082
                                                                                     --------
            Total Financials                                                          114,066
                                                                                     --------
            HEALTH CARE (13.3%)
            -------------------
            BIOTECHNOLOGY (1.1%)
    8,100   Actelion Ltd.*                                                              1,771
   84,200   Amgen, Inc.*                                                                4,743
                                                                                     --------
                                                                                        6,514
                                                                                     --------

            HEALTH CARE EQUIPMENT (1.3%)
  137,770   Medtronic, Inc.                                                             7,325
                                                                                     --------
            HEALTH CARE SUPPLIES (0.7%)
  102,760   DENTSPLY International, Inc.                                                3,714
                                                                                     --------
            LIFE SCIENCES TOOLS & SERVICES (1.4%)
  141,730   Thermo Fisher Scientific, Inc.*                                             7,738
                                                                                     --------
            PHARMACEUTICALS (8.8%)
   70,420   Eli Lilly and Co.                                                           4,128
  413,260   GlaxoSmithKline plc                                                        10,720
  244,510   Johnson & Johnson                                                          15,470
   73,710   Roche Holdings AG                                                          13,529
   61,650   Sanofi-Aventis S.A.(a)                                                      5,944
                                                                                     --------
                                                                                       49,791
                                                                                     --------
            Total Health Care                                                          75,082
                                                                                     --------
            INDUSTRIALS (9.0%)
            ------------------
            AIR FREIGHT & LOGISTICS (1.9%)
  119,940   TNT N.V.                                                                    5,303
   78,820   United Parcel Service, Inc. "B"                                             5,673
                                                                                     --------
                                                                                       10,976
                                                                                     --------

18

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA WORLD GROWTH FUND
MAY 31, 2007

                                                                                       MARKET
   NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                    (000)
---------------------------------------------------------------------------------------------
            BUILDING PRODUCTS (0.4%)
  179,000   Asahi Glass Co. Ltd.                                                     $  2,384
                                                                                     --------
            ELECTRICAL COMPONENTS & EQUIPMENT (4.2%)
   97,780   Legrand S.A.(a)                                                             3,471
  110,100   Omron Corp.                                                                 2,822
  107,360   Rockwell Automation, Inc.                                                   7,306
   71,432   Schneider Electric S.A.                                                    10,312
                                                                                     --------
                                                                                       23,911
                                                                                     --------
            INDUSTRIAL CONGLOMERATES (1.6%)
  103,730   3M Co.                                                                      9,124
                                                                                     --------
            OFFICE SERVICES & SUPPLIES (0.3%)
   29,300   Pitney Bowes, Inc.                                                          1,399
                                                                                     --------
            RAILROADS (0.6%)
   56,746   Canadian National Railway Co.                                               3,098
                                                                                     --------
            Total Industrials                                                          50,892
                                                                                     --------
            INFORMATION TECHNOLOGY (8.8%)
            -----------------------------
            COMMUNICATIONS EQUIPMENT (0.4%)
  619,250   LM Ericsson Telephone Co. "B" ADR                                           2,349
                                                                                     --------
            DATA PROCESSING & OUTSOURCED SERVICES (0.5%)
   34,860   DST Systems, Inc.*                                                          2,919
                                                                                     --------
            ELECTRONIC EQUIPMENT MANUFACTURERS (2.4%)
  129,000   Canon, Inc.                                                                 7,590
   39,600   FANUC Ltd.                                                                  3,781
   14,800   Hirose Electric Co. Ltd.                                                    1,921
                                                                                     --------
                                                                                       13,292
                                                                                     --------
            IT CONSULTING & OTHER SERVICES (0.8%)
  115,830   Accenture Ltd. "A"                                                          4,742
                                                                                     --------
            OFFICE ELECTRONICS (0.7%)
  191,000   Ricoh Co. Ltd.                                                              4,159
                                                                                     --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA WORLD GROWTH FUND
MAY 31, 2007

                                                                                       MARKET
   NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                    (000)
---------------------------------------------------------------------------------------------
            SEMICONDUCTORS (2.9%)
  363,630   Intel Corp.                                                              $  8,062
   14,137   Samsung Electronics Co. Ltd.                                                8,152
                                                                                     --------
                                                                                       16,214
                                                                                     --------
            SYSTEMS SOFTWARE (1.1%)
  332,780   Oracle Corp.*                                                               6,449
                                                                                     --------
            Total Information Technology                                               50,124
                                                                                     --------
            MATERIALS (6.6%)
            ----------------
            DIVERSIFIED CHEMICALS (1.2%)
   98,240   Bayer AG                                                                    7,071
                                                                                     --------
            INDUSTRIAL GASES (4.1%)
   30,426   Air Liquide S.A.                                                            7,224
   50,400   Linde AG*(a)                                                                5,569
  153,850   Praxair, Inc.                                                              10,475
                                                                                     --------
                                                                                       23,268
                                                                                     --------
            SPECIALTY CHEMICALS (1.3%)
    5,980   Givaudan S.A.                                                               5,688
   32,900   Sigma-Aldrich Corp.                                                         1,424
                                                                                     --------
                                                                                        7,112
                                                                                     --------
            Total Materials                                                            37,451
                                                                                     --------
            TELECOMMUNICATION SERVICES (0.7%)
            ---------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (0.7%)
1,667,650   Singapore Telecommunications Ltd.(b)                                        3,912
                                                                                     --------
            Total Telecommunication Services                                            3,912
                                                                                     --------
            UTILITIES (2.5%)
            ----------------
            GAS UTILITIES (0.9%)
   62,080   Gaz de France S.A.(a)                                                       3,117
  461,000   Tokyo Gas Co. Ltd.                                                          2,273
                                                                                     --------
                                                                                        5,390
                                                                                     --------

20

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA WORLD GROWTH FUND
MAY 31, 2007

                                                                                       MARKET
   NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                    (000)
---------------------------------------------------------------------------------------------
            MULTI-UTILITIES (1.6%)
   54,450   E. On AG                                                                 $  8,952
                                                                                     --------
            Total Utilities                                                            14,342
                                                                                     --------
            Total Common Stocks (cost: $410,219)                                      545,152
                                                                                     --------
            PREFERRED SECURITIES (1.1%)

            CONSUMER STAPLES (1.1%)
            -----------------------
            HOUSEHOLD PRODUCTS (1.1%)
   38,440   Henkel KGaA (cost: $5,171)                                                  5,981
                                                                                     --------
            Total Equity Securities (cost: $415,390)                                  551,133
                                                                                     --------
PRINCIPAL
   AMOUNT
    (000)
---------
            MONEY MARKET INSTRUMENTS (2.1%)

            COMMERCIAL PAPER (2.1%)
  $11,998   Citigroup Funding, Inc., 5.31%, 6/01/2007 (cost: $11,998)                  11,998
                                                                                     --------
   NUMBER
OF SHARES
---------
            SHORT-TERM INVESTMENTS PURCHASED WITH CASH
            COLLATERAL FROM SECURITIES LOANED (12.0%)

            MONEY MARKET FUNDS (0.1%)
  290,990   AIM Short-Term Investment Co. Liquid Assets Portfolio, 5.25%(c)               291
                                                                                     --------

PRINCIPAL
   AMOUNT
    (000)
---------
            REPURCHASE AGREEMENTS (11.9%)(d)
  $15,000   Bear Stearns & Co., Inc., 5.26%, acquired on 5/31/2007 and due
               6/01/2007 at $15,000 (collateralized by $16,500 of Fannie Mae
               Notes(e), 5.38%, due 5/04/2022; market value $15,981)                   15,000
    9,000   Credit Suisse First Boston LLC, 5.28%, acquired on 5/31/2007 and due 6/01/2007 at $9,000 (collateralized by $9,230 of Freddie Mac
               Notes(e), 6.06%, due 10/06/2020; market value $9,181)                    9,000
    7,000   Deutsche Bank Securities, Inc., 5.30%, acquired on 5/31/2007 and due 6/01/2007 at $7,000 (collateralized by $7,143 of Freddie Mac
               Notes(e), 4.70%, due 10/06/2008; market value $7,140)                    7,000

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA WORLD GROWTH FUND
MAY 31, 2007

PRINCIPAL                                                                              MARKET
   AMOUNT                                                                               VALUE
    (000)   SECURITY                                                                    (000)
---------------------------------------------------------------------------------------------
  $17,000   Lehman Brothers, Inc., 5.25%, acquired on 5/31/2007 and due
               6/01/2007 at $17,000 (collateralized by $18,370 of Freddie Mac
               STRIP(e), 5.30%(f), due 6/15/2008; market value $17,341)              $ 17,000
   20,000   Merrill Lynch Government Securities, Inc., 5.26%, acquired on
               5/31/2007 and due 6/01/2007 at $20,000 (collateralized by $334 of
               International Bank for Reconstruction and Development Discount
               Notes(e), 5.99%(f), due 6/25/2007; and $20,210 of U.S. Treasury
               Notes, 4.63%, due 2/15/2017; combined market value $20,400)             20,000
                                                                                     --------
            Total Repurchase Agreements                                                68,000
                                                                                     --------
            Total Short-Term Investments Purchased With Cash Collateral From
               Securities Loaned (cost: $68,291)                                       68,291
                                                                                     --------
            TOTAL INVESTMENTS (COST: $495,679)                                       $631,422
                                                                                     ========

22

 N O T E S
==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS

USAA WORLD GROWTH FUND
MAY 31, 2007

GENERAL NOTES
--------------------------------------------------------------------------------

         Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

         The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 59.9% of net assets at May 31, 2007.

         ADR - American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

SPECIFIC NOTES
--------------------------------------------------------------------------------

         (a) The security or a portion thereof was out on loan as of May 31, 2007.

         (b) Security was fair valued at May 31, 2007, by USAA Investment Management Company (the Manager) in accordance with valuation procedures approved by the Board of Trustees.

         (c) Rate represents the money market fund annualized seven-day yield at May 31, 2007.

         (d) Collateral on repurchase agreements is received by the Fund upon entering into the repurchase agreement. The collateral is marked-to-market daily to ensure its market value is equal to or in excess of the repurchase agreement price plus accrued interest.

         (e) Securities issued by government-sponsored enterprises (GSEs) are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. government.

         (f) Zero-coupon security. Rate represents the effective yield at the date of purchase.

         *   Non-income-producing security for the year ended May 31, 2007.

         SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T
==================--------------------------------------------------------------
                   of ASSETS and LIABILITIES
                   (in thousands)

USAA WORLD GROWTH FUND
MAY 31, 2007

ASSETS
  Investments in securities, at market value (including securities
     on loan of $65,048) (identified cost of $427,679)                            $563,422
  Investment in repurchase agreements (cost approximates market value)              68,000
  Cash                                                                                  13
  Cash denominated in foreign currencies (identified cost of $674)                     672
  Receivables:
     Capital shares sold                                                               485
     USAA Transfer Agency Company (Note 6D)                                              7
     Dividends and interest                                                          2,126
     Securities sold                                                                 3,006
     Other                                                                             122
                                                                                  --------
        Total assets                                                               637,853
                                                                                  --------
LIABILITIES
  Payables:
     Upon return of securities loaned                                               68,304
     Securities purchased                                                            2,017
     Capital shares redeemed                                                           382
  Unrealized depreciation on foreign currency contracts held, at value                   2
  Accrued management fees                                                              358
  Accrued transfer agent's fees                                                          7
  Other accrued expenses and payables                                                  110
                                                                                  --------
        Total liabilities                                                           71,180
                                                                                  --------
           Net assets applicable to capital shares outstanding                    $566,673
                                                                                  ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                                 $406,104
  Accumulated undistributed net investment income                                    3,642
  Accumulated net realized gain on investments                                      21,212
  Net unrealized appreciation of investments                                       135,743
  Net unrealized depreciation of foreign currency translations                         (28)
                                                                                  --------
           Net assets applicable to capital shares outstanding                    $566,673
                                                                                  ========
  Capital shares outstanding, unlimited number of shares authorized,
     no par value                                                                   26,268
                                                                                  ========
  Net asset value, redemption price, and offering price per share                 $  21.57
                                                                                  ========

  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

24

 S T A T E M E N T
==================--------------------------------------------------------------
                   of OPERATIONS
                   (in thousands)

USAA WORLD GROWTH FUND
YEAR ENDED MAY 31, 2007

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $798)                             $ 11,751
  Interest                                                                           584
  Securities lending (net)                                                           280
                                                                                --------
     Total income                                                                 12,615
                                                                                --------
EXPENSES
  Management fees                                                                  3,726
  Administration and servicing fees                                                  724
  Transfer agent's fees                                                            1,184
  Custody and accounting fees                                                        252
  Postage                                                                            190
  Shareholder reporting fees                                                          73
  Trustees' fees                                                                       8
  Registration fees                                                                   62
  Professional fees                                                                   66
  Other                                                                               18
                                                                                --------
     Total expenses                                                                6,303
  Expenses paid indirectly                                                           (15)
                                                                                --------
     Net expenses                                                                  6,288
                                                                                --------
NET INVESTMENT INCOME                                                              6,327
                                                                                --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
     Investments                                                                  36,237
     Foreign currency transactions                                                   (33)
  Change in net unrealized appreciation/depreciation of:
     Investments                                                                  60,776
     Foreign currency translations                                                   (51)
                                                                                --------
        Net realized and unrealized gain                                          96,929
                                                                                --------
  Increase in net assets resulting from operations                              $103,256
                                                                                ========

  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T S
====================------------------------------------------------------------
                     of Changes in NET ASSETS
                     (in thousands)

USAA WORLD GROWTH FUND
YEARS ENDED MAY 31,

                                                                    2007             2006
                                                                -------------------------
FROM OPERATIONS
  Net investment income                                         $  6,327         $  7,844
  Net realized gain on investments                                36,237           36,899
  Net realized gain (loss) on foreign currency transactions          (33)              68
  Change in net unrealized appreciation/depreciation of:
     Investments                                                  60,776           17,908
     Foreign currency translations                                   (51)              50
                                                                -------------------------
        Increase in net assets resulting from operations         103,256           62,769
                                                                -------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                          (10,384)          (1,656)
  Net realized gains                                             (39,059)         (25,812)
                                                                -------------------------
     Distributions to shareholders                               (49,443)         (27,468)
                                                                -------------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                      130,285           66,052
  Reinvested dividends                                            48,801           26,974
  Cost of shares redeemed                                        (74,892)         (50,460)
                                                                -------------------------
     Increase in net assets from capital share transactions      104,194           42,566
                                                                -------------------------
  Capital contribution from USAA Transfer Agency
     Company (Note 6D)                                                 7                -
                                                                -------------------------
  Net increase in net assets                                     158,014           77,867

NET ASSETS
  Beginning of year                                              408,659          330,792
                                                                -------------------------
  End of year                                                   $566,673         $408,659
                                                                =========================
Accumulated undistributed net investment income:
  End of year                                                   $  3,642         $  7,732
                                                                =========================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                      6,367            3,519
  Shares issued for dividends reinvested                           2,415            1,505
  Shares redeemed                                                 (3,677)          (2,709)
                                                                -------------------------
     Increase in shares outstanding                                5,105            2,315
                                                                =========================

  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

26

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements

USAA WORLD GROWTH FUND
MAY 31, 2007

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

         USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is a management investment company organized as a Delaware statutory trust consisting of 39 separate funds. The information presented in this annual report pertains only to the USAA World Growth Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is capital appreciation.

           A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the exchange is open) as set forth below:

              1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

              2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA WORLD GROWTH FUND
MAY 31, 2007

                 prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities and, if necessary, the Manager will value the foreign securities in good faith, considering such available information that the Manager deems relevant, under valuation procedures approved by the Trust's Board of Trustees. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

              3. Investments in open-end investment companies, other than ETFs, are valued at their NAV at the end of each business day.

              4. Short-term securities with original or remaining maturities of
                 60 days or less may be valued at amortized cost, which approximates market value.

              5. Repurchase agreements are valued at cost, which approximates market value.

              6. Securities for which market quotations are not readily
                 available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the

28

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA WORLD GROWTH FUND
MAY 31, 2007

                 Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

                 Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

           B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

           C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

           D. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA WORLD GROWTH FUND
MAY 31, 2007

              These agreements are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or its instrumentalities. Government-sponsored enterprises (GSEs), such as Fannie Mae and Freddie Mac, are supported only by the credit of the issuing U.S. government agency, and are neither issued nor guaranteed by the U.S. government. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

           E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

              1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

              2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

              The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

30

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA WORLD GROWTH FUND
MAY 31, 2007

              Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

           F. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. For the year ended May 31, 2007, brokerage commission recapture credits and custodian and other bank credits reduced the Fund's expenses by $6,000 and $9,000, respectively, resulting in a total reduction in Fund expenses of $15,000.

           G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA WORLD GROWTH FUND
MAY 31, 2007

              exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

           H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT
--------------------------------------------------------------------------------

         The Fund participates in a joint, short-term, revolving, committed loan agreement of $300 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

         The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.07% annually of the $300 million loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period.

         For the year ended May 31, 2007, the Fund paid CAPCO facility fees of $1,000, which represents 1.2% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended May 31, 2007.

32

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA WORLD GROWTH FUND
MAY 31, 2007

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

         The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency gains and losses resulted in reclassifications made to the statement of assets and liabilities to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by $33,000. This reclassification has no effect on net assets.

         The tax character of distributions paid during the years ended May 31, 2007, and 2006, was as follows:

                                                  2007                   2006
                                               ---------------------------------
Ordinary income*                               $14,417,000           $ 2,618,000
Long-term realized capital gains                35,026,000            24,850,000

         *Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

         As of May 31, 2007, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                      $  4,897,000
Undistributed long-term capital gains                                20,116,000
Accumulated capital and other losses                                    (16,000)
Unrealized appreciation of investments                              135,598,000
Unrealized depreciation on foreign currency translations                 (2,000)

         The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA WORLD GROWTH FUND
MAY 31, 2007

         The difference between book-basis and tax-basis unrealized depreciation on foreign currency translations is attributable to the tax deferral of gains on foreign currency contracts.

         Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 2007, the Fund had a current post-October deferred currency loss of $16,000, for federal income tax purposes, which will be recognized on the first day of the following fiscal year.

(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

         Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2007, were $196,118,000 and $138,351,000, respectively.

         As of May 31, 2007, the cost of securities, including short-term securities, for federal income tax purposes, was $495,824,000.

         Gross unrealized appreciation and depreciation of investments as of May 31, 2007, for federal income tax purposes, were $142,040,000 and $6,442,000, respectively, resulting in net unrealized appreciation of $135,598,000.

(5) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

         The Fund, through its third-party securities-lending agent, Wachovia Global Securities Lending (Wachovia), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested

34

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA WORLD GROWTH FUND
MAY 31, 2007

         in high-quality short-term investments. The Fund and Wachovia retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. Wachovia receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wachovia Corp., parent company of Wachovia, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended May 31, 2007, the Fund received securities-lending income of $280,000, which is net of the 20% income retained by Wachovia. As of May 31, 2007, the Fund loaned securities having a fair market value of approximately $65,048,000 and received cash collateral of $68,304,000 for the loans. Of this amount, $68,291,000 was invested in short-term investments, as noted in the Fund's portfolio of investments, and $13,000 remained in cash.

(6) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

           A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is authorized to select (with approval of the Trust's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA WORLD GROWTH FUND
MAY 31, 2007

              is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

              The investment management fee for the Fund is composed of a base fee and a performance adjustment that increases or decreases the base fee depending upon the performance of the Fund relative to the performance of the Lipper Global Funds Index, which tracks the total return performance of the 30 largest funds in the Lipper Global Funds category. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

              The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:

OVER/UNDER PERFORMANCE                   ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                     AS A % OF THE FUND'S AVERAGE NET ASSETS
--------------------------------------------------------------------------------
+/- 1.00% to 4.00%                       +/- 0.04%
+/- 4.01% to 7.00%                       +/- 0.05%
+/- 7.01% and greater                    +/- 0.06%

(1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

36

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA WORLD GROWTH FUND
MAY 31, 2007

              Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Global Funds Index over that period, even if the Fund had overall negative returns during the performance period.

              For the year ended May 31, 2007, the Fund incurred total management fees, paid or payable to the Manager, of $3,726,000, which included a performance adjustment of $104,000 that increased the base management fee of 0.75% by 0.02%.

           B. SUBADVISORY ARRANGEMENTS - The Manager has entered into an investment subadvisory agreement with MFS Investment Management (MFSIM) and effective October 2, 2006, with Batterymarch Financial Management, Inc. (Batterymarch), under which MFSIM and Batterymarch direct the investment and reinvestment of portions of the Fund's assets (as allocated from time to time by the Manager).

              The Manager (not the Fund) pays MFSIM a subadvisory fee in the annual amount of 0.29% of the Fund's average net assets that MFSIM manages. For the year ended May 31, 2007, the Manager incurred subadvisory fees, paid or payable to MFSIM, of $1,402,000.

              Effective October 2, 2006, the Manager (not the Fund) pays Batterymarch a subadvisory fee based on the aggregate average net assets that Batterymarch manages in the USAA World Growth Fund, the USAA Cornerstone Strategy Fund, and the USAA Capital Growth Fund in the annual amount of 0.25% on the first $250 million of assets, 0.21% on assets over $250 million and up to $500 million, and 0.17% on assets over $500 million. For the year ended May 31, 2007, the Manager did not allocate any assets of the Fund to Batterymarch for management; therefore, the Manager did not pay any subadvisory fees with respect to the Fund to Batterymarch.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA WORLD GROWTH FUND
MAY 31, 2007

           C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2007, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $724,000.

              In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain legal and tax services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of these expenses incurred by the Manager. For the year ended May 31, 2007, the Fund reimbursed the Manager $10,000 for these legal and tax services. These expenses are included in the professional fees expenses on the Fund's statement of operations.

           D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended May 31, 2007, the Fund incurred transfer agent's fees, paid or payable to SAS, of $1,184,000. For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund less than $500 for transfer agent's fees related to certain shareholder transactions. Additionally, the Fund recorded a receivable from SAS of $7,000 at May 31, 2007, for adjustments related to corrections to certain other shareholder transactions.

           E. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

38

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA WORLD GROWTH FUND
MAY 31, 2007

(7) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

         Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

           A. FASB INTERPRETATION NO. 48 "ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES" (FIN 48) - On July 13, 2006, the Financial Accounting Standards Board (FASB) released FIN 48. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent Securities and Exchange Commission (SEC) guidance allows implementing FIN 48 in Fund NAV calculations as late as the Fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on November 30, 2007. The Manager has begun to evaluate the application of FIN 48 to the Fund and, based on the analysis completed to date, does not anticipate a material impact on the Fund's financial statements.

           B. STATEMENT ON FINANCIAL ACCOUNTING STANDARDS NO. 157, "FAIR VALUE MEASUREMENTS" (FAS 157) - In September 2006, FASB

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA WORLD GROWTH FUND
MAY 31, 2007

              issued FAS 157. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of May 31, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the statement of operations for a fiscal period.

           C. STATEMENT ON FINANCIAL ACCOUNTING STANDARDS NO. 159, "THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES" (FAS
              159) - In February 2007, FASB issued FAS 159. In summary, FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. FAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Manager is in the process of evaluating the impact of FAS 159 and is not yet in a position to determine whether it will avail itself of the fair value option prior to the effective date.

40

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA WORLD GROWTH FUND
MAY 31, 2007

(9) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED MAY 31,
                                      -----------------------------------------------------------------
                                          2007          2006          2005           2004          2003
                                      -----------------------------------------------------------------
Net asset value at beginning of
  period                              $  19.31      $  17.55      $  16.09       $  13.02      $  14.42
                                      -----------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                    .19           .37           .08            .08           .04
  Net realized and unrealized
     gain (loss)                          4.20          2.84          1.78           3.03         (1.39)
                                      -----------------------------------------------------------------
Total from investment operations          4.39          3.21          1.86           3.11         (1.35)
                                      -----------------------------------------------------------------
Less distributions:
  From net investment income              (.42)         (.08)         (.08)          (.04)         (.05)
  From realized capital gains            (1.71)        (1.37)         (.32)             -             -
                                      -----------------------------------------------------------------
  Total distributions                    (2.13)        (1.45)         (.40)          (.04)         (.05)
                                      -----------------------------------------------------------------
Net asset value at end of period      $  21.57      $  19.31      $  17.55       $  16.09      $  13.02
                                      =================================================================
Total return (%)*                        23.69(b)      19.00         11.54          23.87         (9.32)
Net assets at end of period (000)     $566,673      $408,659      $330,792       $288,629      $231,337
Ratio of expenses to average
  net assets (%)**(a)                     1.30(b)       1.26          1.31           1.32          1.53
Ratio of net investment income to
  average net assets (%)**                1.31          2.15           .50            .59           .35
Portfolio turnover (%)                   29.20         44.04         36.49          56.13        138.42

*   Assumes reinvestment of all net investment income and realized capital gain distributions during the period.
**  For the year ended May 31, 2007, average net assets were $483,486,000.
(a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly.
    The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                          (.00%)(+)     (.01%)        (.01%)         (.02%)        (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agency fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

 E X P E N S E
==============------------------------------------------------------------------
               EXAMPLE (unaudited)

USAA WORLD GROWTH FUND
MAY 31, 2007

EXAMPLE
--------------------------------------------------------------------------------

         As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

         The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2006, through May 31, 2007.

ACTUAL EXPENSES
--------------------------------------------------------------------------------

         The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
--------------------------------------------------------------------------------

         The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the

42

 E X P E N S E
==============------------------------------------------------------------------
               EXAMPLE (unaudited)
               (continued)

USAA WORLD GROWTH FUND
MAY 31, 2007

         Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

         Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                  EXPENSES PAID
                                    BEGINNING                ENDING               DURING PERIOD*
                                  ACCOUNT VALUE           ACCOUNT VALUE         DECEMBER 1, 2006 -
                                 DECEMBER 1, 2006          MAY 31, 2007           MAY 31, 2007
                                 -----------------------------------------------------------------
Actual                              $1,000.00               $1,100.70                 $6.76

Hypothetical
  (5% return before expenses)        1,000.00                1,018.50                  6.49

         *Expenses are equal to the Fund's annualized expense ratio of 1.29%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of 10.07% for the six-month period of December 1, 2006, through May 31, 2007.

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS

USAA WORLD GROWTH FUND
MAY 31, 2007

         At a meeting of the Board of Trustees held on April 18, 2007, the Board, including the Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), approved the continuance of the Investment Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreements with MFS Investment Management (MFSIM) and Batterymarch Financial Management, Inc. (Batterymarch) with respect to the Fund.

         In advance of the meeting, the Trustees received and considered a variety of information relating to the Investment Advisory Agreement and Subadvisory Agreements and the Manager and the Subadvisers, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

         At each regularly scheduled meeting of the Board and its committees, the Board of Trustees of the Trust receives and reviews, among other things, information concerning the Fund's performance and related

44

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA WORLD GROWTH FUND
MAY 31, 2007

         services provided by the Manager and by the Subadvisers. At the meeting at which the renewal of the Investment Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Investment Advisory Agreement and Subadvisory Agreements included certain information previously received at such quarterly meetings.

INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

         After full consideration of a variety of factors, the Board of Trustees, including the Independent Trustees, voted to approve the Investment Advisory Agreement. In approving the Investment Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

         NATURE, EXTENT, AND QUALITY OF SERVICES. In considering the nature, extent, and quality of the services provided by the Manager under the Investment Advisory Agreement, the Board of Trustees reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Investment Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA WORLD GROWTH FUND
MAY 31, 2007

         services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

         The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadvisers and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," was also considered. The Manager's role in coordinating the activities of the Fund's other service providers was also considered. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Investment Advisory Agreement. In reviewing the Investment Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

         The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Manager and its affiliates provide compliance and administrative services to the Fund. The Trustees, guided also by information obtained from their experiences as directors/trustees of the Fund and other investment companies managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

         EXPENSES AND PERFORMANCE. In connection with its consideration of the Investment Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon

46

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA WORLD GROWTH FUND
MAY 31, 2007

         certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were lower than the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including the performance adjustment to such fee. The Trustees also took into account that the subadvisory fees under the Subadvisory Agreements relating to the Fund are paid by the Manager.

         In considering the Fund's performance, the Board of Trustees noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that the Fund's performance exceeded the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2006. The Board also noted that

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA WORLD GROWTH FUND
MAY 31, 2007

         the Fund's percentile performance ranking was in the top 30% of its performance universe for the one- and three-year periods ended December 31, 2006, and in the top 50% of its performance universe for the five-year period ended December 31, 2006. The Board noted the steps taken by the Manager to improve performance, including the addition of a new subadviser.

         COMPENSATION AND PROFITABILITY. The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This consideration included a broad review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

         ECONOMIES OF SCALE. The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets

48

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA WORLD GROWTH FUND
MAY 31, 2007

         increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

         CONCLUSIONS. The Board reached the following conclusions regarding the Fund's Investment Advisory Agreement with the Manager, among others:
         (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's level of profitability from its relationship with the Fund is reasonable. Based on their conclusions, the Board determined that continuation of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS
--------------------------------------------------------------------------------

         In approving the Fund's Subadvisory Agreements with respect to MFSIM and Batterymarch, the Board considered various factors, among them:
         (i) the nature, extent, and quality of services provided to the Fund, including the personnel providing services; (ii) the Subadvisers' compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreements. The Board's analysis of these factors is set forth below.

         After full consideration of a variety of factors, the Board of Trustees, including the Independent Trustees, voted to approve the Subadvisory Agreements. In approving the Subadvisory Agreements, the Trustees did

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA WORLD GROWTH FUND
MAY 31, 2007

         not identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

         NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT
         PERSONNEL. The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees noted that the materials provided to them indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadvisers.

         SUBADVISER COMPENSATION. The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted the undertakings of the Manager to maintain expense limitations for the Fund and also noted that the fees under the Subadvisory Agreements were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreements and the fees thereunder at arm's length. The Board also considered information relating to the cost of

50

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA WORLD GROWTH FUND
MAY 31, 2007

         services to be provided by each Subadviser, the Subadvisers' profitability with respect to the Fund, and the potential economies of scale in each Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreements than the other factors considered.

         SUBADVISORY FEES AND FUND PERFORMANCE. The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to each Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, and five-year periods ended December 31, 2006, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance. The Board also noted each Subadviser's long-term performance record for similar accounts.

         CONCLUSION. The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on the Board's conclusions, the Board of Trustees determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

 T R U S T E E S '  A N D  O F F I C E R S '
===================-------------------------------------------------------------
                    INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

         The Board of Trustees of the Trust consists of five Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

         Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 39 individual funds as of May 31, 2007. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

         If you would like more information about the funds' Trustees, you may call (800) 531-8181 to request a free copy of the funds' statement of additional information (SAI).

52

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

         CHRISTOPHER W. CLAUS (2, 4)
         Trustee
         Born: December 1960
         Year of Election or Appointment: 2001

         President, Financial Services Group, USAA (1/07-present); Chair of the Board Directors and Chief Investment Officer, IMCO (1/07-present); President and Chief Executive Officer, Director, and Chair of the
         Board of Directors, IMCO (12/04-1/07); President and Chief Executive Officer, Director, and Vice Chair of the Board of Directors, IMCO (2/01-12/04). Mr. Claus serves as President, Trustee, and Vice Chair of the Board of Trustees of the USAA family of funds. He also serves as Chair of the Board of Directors of USAA Shareholder Account Services
         (SAS), USAA Financial Planning Services (FPS), and USAA Financial Advisers, Inc. (FAI). Mr. Claus is also a Director for USAA Life Insurance Company (USAA Life) and USAA Federal Savings Bank (FSB).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

         BARBARA B. DREEBEN (3, 4, 5, 6)
         Trustee
         Born: June 1945
         Year of Election or Appointment: 1994

         President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben serves as Trustee of the USAA family of funds. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         (1) INDICATES THE TRUSTEE IS AN EMPLOYEE OF USAA INVESTMENT MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND IS CONSIDERED AN "INTERESTED PERSON" UNDER THE INVESTMENT COMPANY ACT OF 1940.

         (2) MEMBER OF EXECUTIVE COMMITTEE

         (3) MEMBER OF AUDIT COMMITTEE

         (4) MEMBER OF PRICING AND INVESTMENT COMMITTEE

         (5) MEMBER OF CORPORATE GOVERNANCE COMMITTEE

         (6) THE ADDRESS FOR ALL NON-INTERESTED TRUSTEES IS THAT OF THE USAA FUNDS, P.O. BOX 659430, SAN ANTONIO, TX 78265-9430.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

         ROBERT L. MASON, PH.D. (3, 4, 5, 6)
         Trustee
         Born: July 1946
         Year of Election or Appointment: 1997

         Institute Analyst, Southwest Research Institute (3/02-present); Staff Analyst, Southwest Research Institute (9/98-3/02), which focuses in the fields of technological research. Dr. Mason serves as a Trustee of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         MICHAEL F. REIMHERR (3, 4, 5, 6)
         Trustee
         Born: August 1945
         Year of Election or Appointment: 2000

         President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr serves as a Trustee of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         RICHARD A. ZUCKER (2, 3, 4, 5, 6)
         Trustee and Chair of the Board of Trustees
         Born: July 1943
         Year of Election or Appointment: 1992(+)

         Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker serves as a Trustee of the USAA family of funds. Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         (+) MR. ZUCKER WAS ELECTED AS CHAIR OF THE BOARD IN 2005.

54

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

         KRISTI A. MATUS
         Senior Vice President
         Born: February 1968
         Year of Appointment: 2007

         President and Director, IMCO (2/07-present); President and Vice Chair of the Board of Directors, USAA Life (3/04-present); Vice President, Products & Regulatory Management, USAA Life (1/04-3/04); Vice President, Life Insurance Solutions, USAA Life (9/02-1/04); Executive Vice President and Chief Operating Officer, Thrivent Financial Bank (6/01-9/02). Ms. Matus also serves as President and Director of SAS.

         CLIFFORD A. GLADSON
         Vice President
         Born: November 1950
         Year of Appointment: 2002

         Senior Vice President, Fixed Income Investments, IMCO (9/02-present); Vice President, Fixed Income Investments, IMCO (5/02-9/02); Vice President, Mutual Fund Portfolios, IMCO (12/99-5/02).

         RONALD B. SWEET
         Vice President
         Born: November 1962
         Year of Appointment: 2006

         Vice President, Equity Investments, IMCO (6/06-present); Assistant Vice President, Investment Strategy & Analysis, USAA (12/01-6/06).

         MARK S. HOWARD
         Secretary
         Born: October 1963
         Year of Appointment: 2002

         Senior Vice President, Life/IMCO/FPS General Counsel, USAA (10/03-present); Senior Vice President, Securities Counsel, USAA (12/02-10/03); Senior Vice President, Securities Counsel & Compliance, IMCO (1/02-12/02). Mr. Howard also holds the Officer positions of Senior Vice President, Secretary, and Counsel for USAA Life, IMCO, FAI, FPS, and SAS.

         (1) INDICATES THOSE OFFICERS WHO ARE EMPLOYEES OF USAA INVESTMENT MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE INVESTMENT COMPANY ACT OF 1940.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

         DEBRA K. DUNN
         Treasurer
         Born: August 1969
         Year of Appointment: 2005

         Assistant Vice President, IMCO Finance, USAA (4/07-present); Assistant Vice President, IMCO/FPS Finance, USAA (9/04-4/07); Executive Director, IMCO/FPS Finance, USAA (12/03-9/04); Executive Director, FPS Finance, USAA (2/03-12/03); Director, FPS Finance, USAA (12/02-2/03); Director, Strategic Financial Analysis, IMCO (1/01-12/02). Ms. Dunn also holds the Officer positions of Assistant Vice President and Treasurer for IMCO, SAS, FPS, and FAI.

         JAMES L. LOVE
         Assistant Secretary
         Born: December 1968
         Year of Appointment: 2007

         Executive Director Executive Attorney (EP), Securities Counsel, USAA (1/03-present); Senior Counsel, Securities Counsel, USAA (12/02-1/03); Senior Counsel, Securities Counsel & Compliance, IMCO (5/02-12/02).

         ROBERTO GALINDO, JR.
         Assistant Treasurer
         Born: November 1960
         Year of Appointment: 2000

         Assistant Vice President, Portfolio Accounting/Financial
         Administration, USAA (12/02-present); Assistant Vice President, Mutual Fund Analysis & Support, IMCO (10/01-12/02).

         JEFFREY D. HILL
         Chief Compliance Officer
         Born: December 1967
         Year of Appointment: 2004

         Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present); Assistant Vice President, Investment Management Administration & Compliance, USAA (12/02-9/04); Assistant Vice President, Investment Management Administration & Compliance, IMCO (9/01-12/02).

 N O T E S
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              __________________________________________________________________

                    TRUSTEES    Christopher W. Claus
                                Barbara B. Dreeben
                                Robert L. Mason, Ph.D.
                                Michael F. Reimherr
                                Richard A. Zucker

              ADMINISTRATOR,    USAA Investment Management Company
         INVESTMENT ADVISER,    P.O. Box 659453
                UNDERWRITER,    San Antonio, Texas 78265-9825
             AND DISTRIBUTOR

              TRANSFER AGENT    USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

               CUSTODIAN AND    State Street Bank and Trust Company
            ACCOUNTING AGENT    P.O. Box 1713
                                Boston, Massachusetts 02105

                 INDEPENDENT    Ernst & Young LLP
           REGISTERED PUBLIC    100 West Houston St., Suite 1800
             ACCOUNTING FIRM    San Antonio, Texas 78205

                   TELEPHONE    Call toll free - Central time
            ASSISTANCE HOURS    Monday - Friday, 7 a.m. to 10 p.m.
                                Saturday, 8 a.m. to 5 p.m.

              FOR ADDITIONAL    (800) 531-8181
           INFORMATION ABOUT    For account servicing, exchanges,
                MUTUAL FUNDS    or redemptions (800) 531-8448

             RECORDED MUTUAL    24-hour service (from any phone)
           FUND PRICE QUOTES    (800) 531-8066

           USAA SELF-SERVICE    For account balance, last transaction, fund
            TELEPHONE SYSTEM    prices, or to exchange or redeem fund shares
                                (800) 531-8777

             INTERNET ACCESS    USAA.COM

COPIES OF THE MANAGER'S PROXY VOTING POLICIES AND PROCEDURES, APPROVED BY THE TRUST'S BOARD OF TRUSTEES FOR USE IN VOTING PROXIES ON BEHALF OF THE FUND, ARE AVAILABLE WITHOUT CHARGE (I) BY CALLING (800) 531-8448; (II) AT USAA.COM; AND
(III) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30 IS AVAILABLE (I) AT USAA.COM; AND (II) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THESE FORMS N-Q ARE AVAILABLE (I) BY CALLING (800) 531-8448; (II) AT USAA.COM; AND (III) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. THESE FORMS N-Q ALSO MAY BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

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

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                                     INSURANCE o MEMBER SERVICES

23411-0707                                  (C)2007, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On September 13, 2006, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

In 2006, the Trustee designated as the Board's audit committee financial expert resigned from the Board. The Board has not determined that another Trustee qualifies as an audit committee financial expert. The Board is seeking a replacement and will consider a candidate's qualifications to become the audit committee financial expert as a factor in the evaluation process.




ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 39 funds in all. Only 9 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended May 31, 2007 and 2006 were $249,505 and $221,400, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2007 and 2006 were $55,000 and $50,000, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees paid or accrued by the Registrant for professional services rendered by Ernst & Young LLP for the tax services are listed below in the table:

----------------------------------------------------------------------------------------------
               Review of Federal,
               State and City        Passive     Quarterly
               Income and tax        Foreign     Diversification
               returns and excise   Investment   Review under      Excise Tax
               tax calculations      Company     Subchapter M      Assistance          TOTAL
----------------------------------------------------------------------------------------------
FYE 05-31-2007     $     0           $     0       $     0           $     0          $      0
FYE 05-31-2006     $44,390           $11,125       $11,633           $ 8,494          $ 75,642
----------------------------------------------------------------------------------------------
TOTAL              $44,390           $11,125       $11,633           $ 8,494          $ 75,642
----------------------------------------------------------------------------------------------

All tax service fees were preapproved by the Audit Committee.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2007 and 2006.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for May 31, 2007 and 2006 were $34,560 and $62,000, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2007 and 2006 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:




                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
            - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
            - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
            - compliance with applicable laws and governmental rules and regulations;
            - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the Chair/CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
            -     accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

A.       DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and IMCO's Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (i.e., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the Chair/CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the Chair/CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

         - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
         - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
         - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
         - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the
              USAA Funds' and IMCO's operating policies and procedures.
         -    A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
         -    A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the Chair/CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.     REQUIRED REPORTS

                -     EACH COVERED OFFICER MUST:
                      - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                      - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                -     THE CHIEF LEGAL OFFICER MUST:
                      - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                      - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

               - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the Chairman/CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
               - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the Chair/CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
               - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
               - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the Chair/CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee.
                  The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures; (2) notifications to appropriate personnel of IMCO or USAA; (3) dismissal of the Covered Officer; and/or
                  (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The USAA Funds' and IMCO's Joint Code of Ethics under Rule 17j-1 under the 1940 Act, and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the affected Trust's Chief Legal Officer or the Chairman of the Board of Trustees.



Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003 Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved and adopted by the Board of Trustees of USAA Life Investment Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 13, 2006.


                                   APPENDIX A
                                COVERED OFFICERS
                                ----------------


                                   PRESIDENT
                                   TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2007

By:*     /s/ MARK S. HOWARD
         -----------------------------------------------------------
         Signature and Title:  Mark S. Howard, Secretary

Date:    07/25/2007
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    07/27/2007
         ------------------------------


By:*     /s/ DEBRA K. DUNN
         ----------------------------------------------
         Signature and Title:  Debra K. Dunn, Treasurer

Date:    07/26/2007
         ------------------------------


*Print the name and title of each signing officer under his or her signature.